UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 16, 2018

Avangrid, Inc.

(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	001-37660 (Commission File No.)	14-1798693 (IRS Employer Identification No.)

180 Marsh Hill Road Orange, Connecticut (Address of principal executive offices)	06477 (Zip Code)

(207) 629-1200

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On February 16, 2018, Avangrid Renewables Holding, Inc. (“ARHI”), a subsidiary of Avangrid, Inc. (the “Corporation”), entered into a purchase agreement (the “Purchase Agreement”) with Amphora Gas Storage USA, LLC (“Buyer”), pursuant to which ARHI has agreed to sell, and Buyer has agreed to buy, all of the outstanding limited liability company interests in Enstor Gas, LLC, which operates the Corporation’s gas storage business (the “Business”) and is an indirect wholly-owned subsidiary of ARHI, for $75,00,000 in cash payable at the closing, subject to working capital, cash, and other adjustments (the “Transaction”).

The Purchase Agreement contains representations, warranties, and covenants customary for a transaction of this nature including covenants relating to the operation of the Business and assignment of certain guarantees prior to the closing of the Transaction. The closing of the Transaction is subject to various customary closing conditions. Subject to certain limitations, ARHI, on the one hand, and Buyer, on the other hand, have agreed to indemnify each other for breaches of representations, warranties, and covenants and certain tax and other pre-closing liabilities.

Under the terms of the Purchase Agreement, the Transaction will close on the later of April 2 or the first business day of the month immediately following the month during which each of the closing conditions are satisfied or waived. The Purchase Agreement may be terminated by mutual consent of the parties, and under certain other circumstances including if the closing of the Transaction has not occurred by May 1, 2018.

The foregoing description is only a summary of the material provisions of the Purchase Agreement, and the transactions contemplated thereby, and does not purport to be complete and is qualified in its entirety by reference to such agreement, a copy of which will be filed by the Corporation as an exhibit to its quarterly report on Form 10-Q for the quarterly period ending March 31, 2018.

Item 7.01	Regulation FD Disclosure.

The Corporation issued a press release on February 16, 2018, regarding the Transaction. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 furnished herewith, is being “furnished” and, as such, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed by the Company pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

99.1	Press Release dated February 16, 2018

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated February 16, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVANGRID, INC.

By:	/s/ Richard J. Nicholas
Name:	Richard J. Nicholas
Title:	Senior Vice President – Chief Financial Officer

Dated: February 16, 2018

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